UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2025 (November 7, 2025)

DIGITAL ALLY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33899	20-0064269
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6366 College Blvd., Overland Park, KS 66211

(Address of Principal Executive Offices) (Zip Code)

(913) 814-7774

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DGLY	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Digital Ally, Inc. (the “Company”) is filing this Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission on November 7, 2025 (the “Original Form 8-K)”, to add Item 3.02, which was inadvertently omitted from the Original Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement

On November 7, 2025 (the “Effective Date”), the Company, entered into the First Amendment to Common Stock Purchase Agreement (the “Amendment”), dated as of September 15, 2025 (the “Purchase Agreement”), with a certain investor (the “Investor”), pursuant to which the Company shall cause the Commitment Fee (as defined in the Purchase Agreement) to be paid to the Investor on the date of the Amendment, which will be paid (i) in shares of Common Stock equal to 19.99% of the shares of Common Stock outstanding on the date of execution of the Purchase Agreement, with the value per share to be based on the 5-day VWAP ending on the tenth (10th) Trading Day following the later of (1) the date of stockholder approval or (2) the date the Resale Registration Statement (as defined in the Purchase Agreement) is declared effective, provided however, the valuation will be capped at the full commitment fee, and subject to the Beneficial Ownership Limitation (as defined in the Purchase Agreement) (the “Commitment Shares”), and (ii) the balance, in cash using the 30% of the proceeds from any subsequent financings, including the Purchase Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, the form of which is filed as Exhibits 10.1, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Commitment Shares have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D, and in reliance on similar exemptions under applicable state laws. No form of general solicitation or general advertising was conducted in connection with the issuance. The Commitment Shares contain (or will contain, as applicable) restrictive legends preventing the sale, transfer, or other disposition of such securities, unless registered under the Securities Act, or pursuant to an exemption therefrom.

The disclosure contained in this Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Form of First Amendment to Common Stock Purchase Agreement between Digital Ally, Inc. and a certain Purchaser, dated November 7, 2025 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K with the SEC on November 7, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2025

Digital Ally, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chairman, President and Chief Executive Officer